UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2022 (December 9, 2022)

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street, Pittsburgh, PA	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.01 per share	FNB	New York Stock Exchange
Depositary Shares each representing 1/40th interest in a share of Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E	FNBPrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS

On December 9, 2022 at 11:59 p.m., pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of May 31, 2022 between F.N.B. Corporation (“F.N.B.”) and UB Bancorp (“UBB”), F.N.B. completed its acquisition of UBB through the merger of UBB with and into F.N.B., with F.N.B. being the surviving corporation (the “Merger”). UBB is the holding company for Union Bank, a North Carolina banking institution. On December 10, 2022 at 12:01 a.m., Union Bank merged with and into First National Bank of Pennsylvania, the principal subsidiary of F.N.B., with First National Bank of Pennsylvania continuing as the surviving bank.

Pursuant to the Agreement and Plan of Merger, at the effective time of the Merger, each outstanding share of UBB common stock (excluding certain shares held by F.N.B., UBB and their respective subsidiaries) was converted into the right to receive 1.61 shares of the common stock of F.N.B., with cash paid in lieu of fractional shares. There were no outstanding options to purchase shares of UBB common stock issued pursuant to UBB’s equity incentive compensation plan at the effective time of the Merger. All outstanding restricted stock awards issued by UBB pursuant to UBB’s equity incentive compensation plan vested prior to the effective time of the Merger and were converted into non-restricted shares of F.N.B. common stock. There were no other equity awards issued pursuant to UBB’s equity incentive compensation plan at the effective time of the Merger to be converted into equity awards for F.N.B. common stock.

The foregoing description of the Agreement and Plan of Merger and the Merger does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger, which is incorporated herein by reference to Exhibit 2.1 filed with this report.

On December 12, 2022, F.N.B. issued a press release announcing the closing of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Merger between F.N.B. Corporation and UBB Bancorp dated May 31, 2022 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of F.N.B. Corporation filed with the U.S. Securities and Exchange Commission on June 1, 2022).*

99.1	Press release dated December 12, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION
(Registrant)

By:	/s/ Vincent J. Calabrese, Jr.
Name:	Vincent J. Calabrese, Jr.
Title:	Chief Financial Officer

Dated: December 12, 2022